SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 10, 2002



                            SUPERIOR FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                      0-25239                 51-0379417
(State of Incorporation)      (Commission File No.)    (IRS Employer I.D. No.)



       16101 LaGrande Drive, Suite 103
       Little Rock, Arkansas                                       72223
       (Address of Principal Executive Office)                   (Zip code)


        Registrant's telephone number, including area code: 501-324-7282
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Item 9. Regulation FD Disclosure

The Registrant hereby furnishes as Regulation F-D Disclosure its press release regarding addition of Superior Financial Corp to Russell 2000 attached hereto as
Exhibit 99.1


  Exhibit No.      Document Description

     99.1 Press Release Announcing addition of Superior Financial Corp to Russell 2000

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  SUPERIOR FINANCIAL CORP.
                                                        (Registrant)



Date:    July 10, 2002                /s/ Rick D. Gardner
                                      -----------------------------------------
                                      Rick D. Gardner
                                      Chief Financial Officer


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